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                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )


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                    Mutual of America Investment Corporation
                    ----------------------------------------
                 Name of Registrant as Specified In Its Charter

    -------------------------------------------------------------------------
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


                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    320 Park Avenue, New York, New York 10022
                                 1-212-224-1600

                         o  Equity Index Fund
                         o  All America Fund
                         o  Mid-Cap Equity Index Fund
                         o  Aggressive Equity Fund
                         o  Composite Fund
                         o  Bond Fund
                         o  Mid-Term Bond Fund
                         o  Short-Term Bond Fund
                         o  Money Market Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

Notice is hereby given that a Special Meeting of Shareholders of the Mutual of America Investment Corporation will be held at the offices of Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022, on February 28, 2000, at 2:30 p.m., Eastern time, for the following purposes:

      1. To elect a Board of Directors;

      2. To approve amendments to all of the fundamental investment restrictions of the Funds;

      3. To  ratify  the  selection  of  Arthur   Andersen  LLP  as  independent
         accountants for the Funds;

      4. To amend the investment objective of the Aggressive Equity Fund; and

      5. To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on December 21, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                              /s/ Dolores J. Morrissey

                                           President, Chief Executive Officer
                                                and Chairman of the Board



January 13, 2000




               --Please Review the Important Information Inside--

                                Table of Contents

Notice of Special Meeting of Shareholders .................................Cover

Proxy Statement ............................................................   1

   Proposal 1: Elect a Board of Directors ..................................   4

   Proposal 2: Approve Amendments to All Fundamental Investment
               Restrictions ................................................   6


   Change #1  Eliminate the fundamental restriction on options and futures .   7

   Change #2  Eliminate the fundamental restriction on foreign securities ..   8

   Change #3  Eliminate the fundamental restriction on investing to
              exercise control .............................................   9

   Change #4  Amend the fundamental restriction on underwriting securities .   9

   Change #5  Eliminate the fundamental restriction on short sales .........  10

   Change #6  Amend the fundamental restriction on commodities .............  10

   Change #7  Amend the fundamental restriction on diversification among issuers ................................................  11

   Change #8  Amend the fundamental restriction on amount of
              voting securities ............................................  12

   Change #9  Amend the fundamental restriction on issuing
              senior securities ............................................  12

   Change #10 Amend the fundamental restriction on
              industry concentration .......................................  13

   Change #11 Amend the fundamental restriction on
              real estate and mortgages ....................................  14

   Change #12 Eliminate the fundamental restriction on
              registered investment company securities .....................  14

   Change #13 Eliminate the fundamental restriction on
              purchasing on margin .........................................  15

   Change #14 Amend the fundamental restriction on borrowing and pledging assets ..............................................  16

   Change #15 Amend the fundamental restriction on making loans ............  17

   Change #16 Eliminate the fundamental restriction on
              illiquid securities ..........................................  19

   Change #17 Eliminate the fundamental restriction on purchase of oil and gas interests ........................................  19

   Change #18 Eliminate the unnumbered sentence regarding the
              Money Market Fund ............................................  20

   Proposal 3: Ratify Selection of Arthur Andersen LLP as Independent
               Accountants .................................................  20

   Proposal 4: Amend the Investment Objective of the Aggressive Equity
               Fund ........................................................  21

   Additional Information ..................................................  22

   Exhibit A:  Proposed Fundamental Investment Restrictions ................ A-1

   Exhibit B:  Current Fundamental Investment Restrictions ................. B-1

   Exhibit C:  Proposed Non-Fundamental Investment Policies ................ C-1

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on February 28, 2000

                                 PROXY STATEMENT
--------------------------------------------------------------------------------

Mutual of America Investment Corporation, a Maryland corporation (the "Investment Company") is furnishing this Proxy Statement in connection with the solicitation of proxies by its Board of Directors. The proxies will be voted at a Special Meeting of Shareholders of the Investment Company (the "Meeting") to be held at the offices of Mutual of America Life Insurance Company (the "Insurance Company"), 320 Park Avenue, 6th Floor, New York, New York 10022, on February 28, 2000 at 2:30 p.m. Eastern time, and at all adjournments thereof. The record date for determining shareholders entitled to vote at the Meeting is the close of business on December 21, 1999.

We are mailing or delivering this Proxy Statement, the Notice of Special Meeting and the proxy card to shareholders on or about January 17, 2000. Any shareholder who has given a proxy may revoke it prior to the Meeting by delivering written notice to the Secretary of the Investment Company, by attending the Meeting in person, or by executing a superseding proxy. All properly executed proxies we receive in time for the Special Meeting will be voted as specified in the proxy or, if there is no specification, for each proposal in the Proxy Statement.

Shares of the Investment Company Funds currently are available for purchase only by Separate Accounts No. 1 and No. 2 of the Insurance Company and by Separate Accounts No. 1, No. 2 and No. 3 of The American Life Insurance Company of New York ("American Life"), which is a wholly-owned subsidiary of the Insurance Company. These Separate Accounts of the Insurance Company and American Life are referred to individually as a "Separate Account" and collectively as the "Separate Accounts". Each Separate Account has nine subaccounts (called Funds), and each subaccount invests in shares of a corresponding Investment Company Fund.

The Investment Company has these Funds (or series): the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Bond Fund, Mid-Term Bond Fund, Short-Term Bond Fund and Money Market Fund (each a "Fund" and collectively, the "Funds"). The following table summarizes the Proposals in this Proxy Statement applicable to each Fund.

Proposal                                   Fund(s)        Manner in Which the
 Number   Description of Proposal          To Vote          Funds Will Vote

    1     Elect a Board of Directors         All     Shareholders of all Funds
          (six persons named as nominees)            will vote together as a
                                                     single class regarding each
                                                     nominee


 2,#1-17  Approve amendments to all of       All     Shareholders of each Fund
          the fundamental investment                 will vote separately on
          restrictions of the Funds, with            each proposed change
          some restrictions eliminated if
          not required to be fundamental
          and others amended

 2,#18    Eliminate a sentence about the   Money     Shareholders  of the Money
          Money Market Fund that might     Market    Market Fund will vote
          be considered to be a                      separately
          fundamental restriction


    3     Ratify selection of Arthur         All     Shareholders of all Funds
          Andersen LLP as Independent                will vote together as a
          Accountants for the Funds                  single class

    4     Amend  the  investment         Aggressive  Shareholders of  the
          objective of the Aggressive      Equity    Aggressive Equity Fund will
          Equity Fund                                vote separately

The Insurance Company and American Life are the only shareholders of the Investment Company. The table below sets forth their share ownership of each of the Funds as of the record date for the Meeting.

                    Shares Outstanding  Shares (and %) Held  Shares (and %) Held
   Name of Fund         at 12/21/99     by Insurance Company    by American Life

Equity Index           197,962,496      186,054,309(94.0%)     11,908,187(6.0%)
All America            244,508,695      237,794,111(97.3%)      6,714,584(2.7%)
Mid-Cap Equity Index    29,991,517       29,524,356(98.4%)        467,161(1.6%)
Aggressive Equity      127,637,036      120,066,664(94.1%)      7,570,372(5.9%)
Composite              177,901,935      172,600,239(97.0%)      5,301,696(3.0%)
Bond                   334,789,412      331,858,010(99.1%)      2,931,402(0.9%)
Mid-Term Bond           14,631,115       13,869,180(94.8%)        761,935(5.2%)
Short-Term Bond         10,504,002       10,019,300(95.4%)        484,702(4.6%)
Money Market            63,371,123       61,222,924(96.6%)      2,148,199(3.4%)

The Insurance Company and American Life "pass through" to their contractholders, participants and policyowners (together, "participants") the right to vote shares of the Investment Company Funds. The Investment Company expects that the Insurance Company and American Life will solicit voting instructions from their participants and vote 100% of the shares of the Investment Company Funds held by their respective Separate Accounts, in the proportions indicated in the voting instructions they receive from participants. In determining whether a quorum exists, the Investment Company will count shareholder abstentions as shares present and voting. Any shareholder abstentions for a Proposal will have the effect of a "no" vote.

Investment Adviser for the Funds and Subadvisers for the All America Fund. Mutual of America Capital Management Corporation (the "Adviser"), serves as the investment adviser for each of the Funds. The Adviser is an indirect, wholly-owned subsidiary of the Insurance Company, and its business address is 320 Park Avenue, New York, New York 10022. Three subadvisers for the All America Fund manage approximately 30% of the Fund's assets. The names and addresses of these subadvisers are: Fred Alger Management, Inc., 30 Montgomery Street, Jersey City, New Jersey 07302; Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333; and Palley-Needelman Asset Management, Inc., 800 Newport Center Drive, Newport Beach, California 92660.

Officers of the Investment Company. The Investment Company has the following officers, who serve without compensation from the Investment Company. The business address of each officer is 320 Park Avenue, New York, New York 10022.

                                                      Principal Occupations
    Name and Age           Position Held             During Past Five Years

Dolores J. Morrissey  President and      President, Mutual of America Securities
     (age 71)         Chief Executive    Corporation, since August 1996; Execu-
                      Officer            tive Vice President and Assistant to
                                         President of Adviser,  March 1996 to
                                         December 1996;  prior  thereto,
                                         President  and Chief Executive Officer
                                         of Adviser

Manfred Altstadt      Senior Executive   Senior Executive Vice President and
     (age 50)         Vice President,    Chief Financial Officer of Adviser, the
                      Chief Financial    Insurance Company and American Life;
                      Officer and        Director of the Insurance Company since
                      Treasurer          October 1998 and Director of American
                                         Life

Patrick A. Burns      Senior Executive   Senior Executive Vice President and
     (age 53)         Vice President     General Counsel of Adviser, the
                      and General        Insurance Company and American Life;
                      Counsel            Director of the  Insurance  Company
                                         since  October  1998 and Director of
                                         American Life

Stanley M. Lenkowicz  Senior Vice        Senior Vice President and Deputy
     (age 57)         President,         General Counsel of the Insurance
                      Deputy General     Company and American Life since March
                      Counsel and        1995; prior thereto, Senior Vice
                      Secretary          President and Associate General
                                         Counsel; Secretary of the Adviser since
                                         September 1998

Distributor: The Insurance Company is the principal underwriter of the Funds' shares.

Annual Report: The Investment Company will furnish, without charge, a copy of its most recent annual report and semi-annual report, containing the Funds' financial statements. To request these reports, please call the Investment Company at 1-800-468-3785 or write to Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022, Attn: Stanley M. Lenkowicz.

--------------------------------------------------------------------------------
Proposal 1. Elect a Board of Directors
--------------------------------------------------------------------------------

Six Directors will be elected at the Meeting, each to serve until his or her successor is elected and qualified. Each proxy card will be voted for the election of the nominees listed below, unless a contrary specification is made on the card.

The nominees for Director, other than Robert J. McGuire, currently are Directors of the Investment Company and have served in that capacity continuously since originally elected or appointed. Each nominee has consented to serve as a Director if elected. Mr. McGuire will serve in place of James J. Needham, age 73, a director since 1992 who has not been renominated. The business address of each nominee is 320 Park Avenue, New York, New York 10022, unless otherwise indicated in the table below:

Name and Age of                                                                         Director
Each Nominee                 Principal Occupation During Past Five Years                  Since

Manfred Altstadt* (50)       Senior Executive Vice President and Chief  Financial          1992
                             Officer of Adviser,  Insurance  Company  and
                             American  Life;  Director,  the  Insurance Company,
                             since October 1998; Director, American Life

Peter J. Flanagan (69)       President Emeritus and Consultant,  The  Life                 1992
                             Insurance Council of New York (LICONY), since
                             November 1999; prior thereto, President of LICONY

Robert J. McGuire (63)       Counsel,  Morvillo,  Abramowitz,  Grand,  Iason &              --
565 Fifth Avenue             Silverberg (law firm), since January 1998; prior thereto,
New York, NY  10017          President, Kroll Associates (corporate investigations
                             and consulting firm)

George Mertz (71)            Retired; formerly President and CEO of National               1989
                             Industries for the Blind

Dolores J.  Morrissey* (71)  President, Mutual of America Securities Corporation           1989
                             since August 1996; Executive Vice President and
                             Assistant to President of Adviser  from  March  1996
                             to  December  1996; prior thereto, President and
                             Chief Executive Officer of Adviser

Howard J. Nolan  (62)        President  and  Chief  Professional  Officer,  United
P.O. Box 898                 Way of San  Antonio and Bexar County                          1989
San Antonio, TX  78293

----------
* Mr. Altstadt and Ms. Morrissey are "interested persons" (as defined in the Investment Company Act of 1940) of the Investment Company based on their affiliation with the Adviser or its affiliate.

Mr. McGuire  currently serves as a director of the GAM Funds, Inc. (a registered
investment  company),   the  Brazilian  Equity  Fund  (a  closed-end  registered
investment company) and the Emigrant Savings Bank (a New York savings bank).

The nominees for Director do not own any of the outstanding shares of the Investment Company. Directors who are participants under group or individual variable accumulation annuity contracts issued by the Insurance Company or American Life or who are policyowners of variable universal life insurance policies issued by American Life may allocate portions of their account balances to Separate Account Funds that invest in Funds of the Investment Company.

The Investment Company does not have an Audit Committee; the entire Board of Directors fulfills the obligations that an Audit Committee would have. The Investment Company also has no standing nomination, compensation or executive committees.

During 1999, the Board of Directors held five meetings. Ms. Morrissey and Messrs. Flanagan and Nolan attended all five meetings, and Messrs. Altstadt, Mertz and Needham attended four meetings. Directors who are not interested persons of the Investment Company do not serve on the Board of any other investment company in the same complex as the Investment Company. The directors received the following compensation for serving as directors of the Investment Company in 1999:

                                             Pension or                      Total Compensation
                           Aggregate    Retirement Benefits   Estimated       from Investment
                         Compensation     Accrued as Part       Annual        Company and Fund
                        from Investment   of Investment       Benefits Upon     Complex Paid to
Name of Director            Company      Company Expenses     Retirement         Directors
Manfred Altstadt           None(1)             None              None             None(1)
Dolores J. Morrissey       None(1)             None              None             None(1)
Peter J. Flanagan         $18,375(2)           None              None            $18,375(2)
George J. Mertz           $18,149(2)           None              None            $18,149(2)
James J. Needham          $19,013(2)           None              None            $19,013(2)
Howard J. Nolan           $16,854(2)           None              None            $16,854(2)

----------
(1) As an employee of the Adviser or its affiliate and as "interested persons" of the Investment Company, Ms. Morrissey and Mr. Altstadt serve as directors of the Investment Company without compensation.

(2) Directors who are not "interested persons" of the Investment Company receive an annual retainer of $10,000 and a fee of $1,000 for each Board or Committee meeting they attend. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.

Required Vote. Each nominee who receives the affirmative vote of a majority of the Investment Company Fund shares cast at the Meeting will be elected as a
Director. The Directors of the Investment Company recommend that the shareholders of the Investment Company vote FOR each of the nominees for Director listed in this Proposal 1.

--------------------------------------------------------------------------------
Proposal 2: Approve Amendments to All Fundamental Investment Restrictions
--------------------------------------------------------------------------------

The Investment Company Act of 1940 (the "1940 Act") requires investment companies to adopt fundamental policies for investing in certain types of securities or using certain investment techniques. The Investment Company adopted its current fundamental investment restrictions in 1985, at a time when investment companies typically adopted a lengthy list of restrictions, in part because of state securities department requirements for investment companies that are no longer applicable.

Changes to the Investment Company's fundamental investment restrictions require a vote of shareholders, and the Investment Company holds meetings of shareholders only from time to time. The Investment Company is using the opportunity of this Meeting to request that shareholders substantially revise and update the Funds' fundamental investment restrictions.

The Investment Company is asking that Fund shareholders eliminate a number of fundamental restrictions that the 1940 Act does not require to be fundamental. In several instances, 1940 Act provisions, and rules or interpretations adopted by the Securities and Exchange Commission ("SEC") thereunder, will limit investments by the Funds, whether or not they have a fundamental policy. The Board of Directors intends to adopt non-fundamental investment policies covering certain securities or investment techniques when shareholders approve elimination of fundamental policies.

The Investment Company currently has 16 fundamental investment restrictions -- 9 are proposed to be amended and retained as fundamental, 6 are proposed to be eliminated (and replaced with 7 non-fundamental investment policies that will be adopted by the Board of Directors), and 1 is proposed to be eliminated as redundant. For 3 of the 9 amended fundamental investment restrictions, the Board of Directors also intends to adopt new corresponding non-fundamental investment policies.

The Board of Directors has determined that approval by shareholders of the proposed amendments to the fundamental investment restrictions is in the best interests of the shareholders of each of the Funds. The Investment Company does not anticipate that approval of the Proposal 2 amendments will materially affect the operations of any Fund or its investment performance.

The purposes of the amendments under Proposal 2 are:

      o     To clarify or simplify the fundamental investment restrictions;

      o To conform the fundamental restrictions to current provisions of the 1940 Act and related rules and regulations, as they may be amended from time to time; and

      o To provide the Investment Company Funds with more investment flexibility, consistent with practices that have been adopted by other registered investment companies, by eliminating certain fundamental investment restrictions that are not required under the 1940 Act.

Non-fundamental investment policies will allow the Funds flexibility to respond to changed market conditions. They can be changed upon approval by the Board of Directors, subject to any limits imposed under the 1940 Act and related rules and interpretations, or other regulatory authorities.

Exhibit A to this Proxy Statement shows the Investment Company's proposed fundamental investment restrictions, discussed in this Proposal 2. Exhibit B to this Proxy Statement sets forth the Investment Company's current fundamental investment restrictions.

For your information, Exhibit C sets forth the non-fundamental investment policies the Board intends to adopt upon approval by a Fund's shareholders of the proposed changes to the Fund's current fundamental investment restrictions. Shareholders are not being asked to vote on the non-fundamental policies in Exhibit C.


Change #1.  Eliminate the fundamental restriction on options and futures
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning options and futures contracts states:

      None of the Funds will purchase or sell options or futures except those listed on a domestic exchange.

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of a Fund's total assets.

Reason for change: The 1940 Act does not require the Investment Company to have a fundamental policy on options and futures contracts. The non-fundamental policy recognizes that not all options contracts are listed on exchanges, sets forth certain restrictions on options and hedging transactions that currently are set forth elsewhere in the Investment Company's Prospectus or Statement of Additional Information ("SAI") and imposes additional limitations on the amount of a Fund's options and futures contracts. The purchase of options and futures contracts by a Fund may offset either positive or negative changes in the price levels of a portfolio security or a securities index. The Funds' permitted investment strategies for options and futures contracts and related risks are described in the Investment Company's Prospectus and SAI, each dated May 1, 1999. A non-fundamental policy will allow the Directors to update the restriction in response to changes in applicable law, investment experiences by the Funds and current market conditions.

Change #2.  Eliminate the fundamental restriction on foreign securities
--------------------------------------------------------------------------------


The  Funds'  current  fundamental   investment  restriction  concerning  foreign
exchange and foreign securities states:

      None of the Funds will trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities.

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will invest in foreign exchange nor invest more than 25% of its total assets in securities of foreign issuers and American Depository Receipts (ADRs).

Reason for change: The 1940 Act does not require the Investment Company to have a fundamental policy on foreign securities. The proposed non-fundamental policy clarifies that the Funds may not trade in foreign exchange and includes ADRs in the restriction on foreign securities. ADRs are securities of foreign issuers that are deposited with a U.S. financial institution, which issues receipts for the securities. ADRs are subject to the same issuer risks as foreign securities, although they are not subject to foreign custodian risks. The Investment Company considers it appropriate that there be an aggregate limit on a Fund's holdings of foreign securities and ADRs. A non-fundamental policy will allow the Directors to update the restriction in response to investment experiences by the Funds and current market conditions.

Change #3.  Eliminate  the  fundamental  restriction  on  investing  to exercise control
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning investing to exercise control over management of a company states:

      None of the Funds will make an investment in order to exercise control of management over a company (either singly or together with other Funds).

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds).

Reason for change: The 1940 Act does not require the Investment Company to have a fundamental policy on exercise of control. The Investment Company Funds have no current intention of investing for the purpose of exercising control over management, and 1940 Act diversification requirements limit the ability of a Fund to invest to gain control of an issuer.


Change #4.  Amend the fundamental restriction on underwriting securities
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning underwriting securities states:

      None of the Funds will underwrite the securities of other companies, including purchasing securities that are restricted under the Securities Act of 1933 ("1933 Act") or rules or regulations issued under the 1933 Act (restricted securities cannot be sold publicly until they are registered under the 1933 Act).

The proposed change would amend the restriction and retain it as fundamental:

      No Fund will underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting.


Reason for change: Underwriting the securities of an issuing company means participating in the sale and distribution of the company's securities. If a Fund purchases and sells a security that has not been registered for sale under the

Securities Act of 1933 (the "1933 Act"), the Fund may technically be an underwriter for purposes of the 1933 Act. The proposed restriction retains but restates the Funds' existing restriction on underwriting, by providing that the Funds will not underwrite securities except to the extent their purchase and sale of unregistered securities might technically be considered to be an underwriting.

Change #5.  Eliminate the fundamental restriction on short sales
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning the making of short sales states:

      None of the Funds will make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position.

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position.

Reason for change. The 1940 Act does not require the Investment Company to have a fundamental policy on short sales. The Funds presently have no intention of engaging in "short sales", which are a form of borrowing. If a Fund were to sell short, it would sell borrowed securities with the hope of purchasing securities of the same type at a lower price, or furnishing securities of the same type that it already owns, to replace the borrowed securities. The Investment Company initially adopted the short sale restriction based on requirements of certain state securities departments, which are no longer applicable to investment companies. Under both the Investment Company's existing fundamental investment restriction and the proposed non-fundamental investment policy, a Fund may engage in a short sale only when it owns or has the right to obtain the same securities it is selling short, which is called a "short sale against the box". Short sales by the Funds are limited under 1940 Act provisions and SEC interpretations of those provisions that restrict borrowing by an investment company.


Change #6.  Amend the fundamental restriction on commodities
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning the purchase of commodities or commodities contracts states:

      None of the Funds will purchase commodities or commodities contracts.

The proposed change would reword the restriction and retain it as fundamental:

      No Fund will purchase physical commodities or contracts involving physical commodities.

Reason for change: Financial futures contracts are traded on commodities exchanges, and the Funds may invest in financial futures contracts. The change clarifies that the restriction applies only to the Funds' purchase of physical (or tangible) commodities products.


Change #7.  Amend the fundamental restriction on diversification among issuers
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning diversification of investments among issuers states:

      None of the Funds will with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one bank), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities (see the caption entitled "The Money Market Fund" in the Prospectus for more restrictive policies relating to that fund).

The proposed change would amend the restriction and retain it as fundamental:

      No Fund will, based on its investments in individual issuers, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government
      Securities"),   and  (ii)  securities  of  other   registered   investment
      companies; in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time.

Reason for change: The proposed restriction refers to the 1940 Act diversification requirement, allowing automatic updating if the requirement changes. It also sets forth the restrictions under current law and adds the permitted exclusion of the securities of other investment companies. The Funds will be able to invest in investment company securities to the extent permitted under the 1940 Act (currently limited to 10% of total assets) and any exemptive relief granted by the SEC. The Funds have no current intention of purchasing the securities of other investment companies.

Change #8.  Amend the fundamental restriction on amount of voting securities
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning the purchase of an issuer's voting securities states:

      None of the Funds will with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

The proposed change would reword the restriction and retain it as fundamental:

      No Fund will, based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.

Reason for change: The proposed restriction refers to the 1940 Act diversification requirement regarding the purchase of voting securities, allowing automatic updating if the requirement changes. It also sets forth the restriction under current law and adds the permitted exclusion of the securities of other investment companies. The Funds will be able to invest in such securities to the extent permitted under the 1940 Act (currently limited to 10% of total assets) and any applicable exemptive relief. The Funds have no current intention of purchasing the securities of other investment companies.


Change #9.  Amend the fundamental restriction on issuing senior securities
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning the issuance of senior securities states:

      None of the Funds will issue senior securities except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities).

The proposed change would reword the restriction and retain it as fundamental:

      No Fund will issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time.

Reason for change: The proposed restriction simplifies the wording and refers to 1940 Act provisions. Under the 1940 Act, borrowing and certain other transactions by an investment company are viewed as creating "senior securities". Senior securities, as debt, would be entitled to payment prior to the claims of the investment company's shareholders. The 1940 Act and related rules and interpretations permit an investment company to issue senior securities, including through borrowing, in certain circumstances. The reference to these provisions will in effect incorporate them into the fundamental restriction.


Change #10.  Amend the fundamental restriction on industry concentration
--------------------------------------------------------------------------------


The  Funds'   current   fundamental   investment   restriction   concerning  the
concentration of investments in any industry states:

      None of the Funds will make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except for the Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund, each of which may invest up to 75% of its total assets in the electric, gas and/or telephone utilities industries, as described under the caption "Investment Objectives and Policies of the Funds--The Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund" in the Prospectus.

The proposed change would amend the restriction and retain it as fundamental:

      No Fund will invest more than 25% of its assets in the securities of issuers in one industry, other than U.S. Government Securities, except that the Money Market Fund may invest more than 25% of its total assets in the financial services industry.

Reason for change: The proposed restriction would eliminate the ability of the Bond Fund, the Mid-Term Bond Fund and the Short-Term Bond Fund to concentrate in utility industry securities, which was adopted as a fundamental policy several years ago. These Bond Funds do not foresee circumstances when they would consider it advisable to concentrate their investments in the utilities industry. The proposed restriction also would allow the Money Market Fund to concentrate in the financial services industry. Credit companies and banks tend to be active issuers of the types of securities in which the Money Market Fund may invest. At times, the Money Market Fund may need to concentrate its investments in the financial services industry in order to maximize its investment performance.

Change #11.  Amend the fundamental restriction on real estate and mortgages
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning the purchase of real estate or mortgages states:

      None of the Funds will purchase real estate or mortgages directly. The All America and Aggressive Equity Funds may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, and the Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund may each buy mortgage-backed debt issues.

The proposed change would amend the restriction and retain it as fundamental:

      No Fund will purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts.

If a Fund's shareholders approve the proposed change, the Directors intend to adopt the following additional non-fundamental investment policy:

      No Fund will, if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities.

Reason for change: The revised fundamental policy allows all of the Funds to purchase mortgage-backed securities. The non-fundamental policy will limit purchases of these securities by the Investment Company's equity Funds to U.S. Government Securities, which are liquid and may be appropriate for investment by the equity Funds in certain market conditions. The policy's limit for fixed income Funds currently is included in the Investment Company's SAI. A non-fundamental policy will allow the Directors to update the restriction in response to investment experiences by the Funds and current market conditions.


Change #12.  Eliminate the  fundamental  restriction  on  registered  investment company securities
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning investment in the securities of other registered investment companies states:

      None of the Funds will invest more than 5% of its total assets in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of a Fund's total assets.

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will invest in the securities of any registered investment company, except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC.

Reason for change: The 1940 Act does not require the Investment Company to have a fundamental policy for the purchase of investment company securities. Under current 1940 Act provisions, a Fund may invest up to 10% of its total assets in the securities of other registered investment companies, may invest not more than 5% of its total assets in the securities of any one registered investment company and may not own more than 3% of an investment company's outstanding voting securities. The Funds do not have any current intention of investing in registered investment company securities.


Change #13.  Eliminate the fundamental restriction on purchasing on margin
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning purchasing securities on margin, borrowing money and pledging assets states:

      None of the Funds will purchase any security on margin or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a Fund's total assets at market value.

The proposed change for purchasing on margin would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:


      No Fund will purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin.

Reason for change: The Funds presently have no intention of "purchasing securities on margin", which is a form of borrowing. If a Fund were to purchase securities on margin, it would pay only a portion of the purchase price (the margin) and borrow the remainder of the purchase price from a broker. The Investment Company initially adopted the margin restriction based on requirements of certain state securities departments, which are no longer applicable to investment companies. The Funds are prohibited from making margin purchases under the 1940 Act, which restricts the creation of senior securities through borrowing.


Change #14.  Amend the fundamental restriction on borrowing and pledging assets
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning borrowing money and pledging assets, which also covers purchasing on margin, is set forth above under Proposal 2m. The proposed change for borrowing money and pledging assets would amend the restriction and retain it as fundamental:

      No Fund will borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund's borrowing to 33-1/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days.

If a Fund's shareholders approve the proposed change, the Directors intend to adopt an additional, non-fundamental investment policy regarding borrowing:

      No Fund will borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit.

Reason for change: The proposed fundamental restriction refers to the 1940 Act restriction on borrowing, allowing automatic updating if the requirement changes, and sets forth the restriction under current law. The existing restriction on pledging assets, which is proposed to be eliminated, was based on state securities law requirements that are no longer applicable to investment companies, and the Investment Company considers that the 1940 Act provisions on borrowing are appropriate to address the pledge of assets. The non-fundamental policy will establish limits on a Fund's borrowing that are consistent with the limits currently applicable to the Funds and allow the Directors to update the restriction in response to investment experiences by the Funds and current market conditions.

The Investment Company contemplates that Funds in some circumstances may borrow to meet liquidity needs. The Funds maintain a certain amount of cash in their portfolios in order to meet redemption requests from shareholders. At times, the amount of cash may be inadequate to meet all redemption requests. If a Fund must sell securities to raise cash to pay the redeeming shareholder, there will be a timing difference between when the Fund pays the shareholder and when it receives the proceeds from sale of the securities. This difference occurs because when a shareholder redeems from a Fund, the shareholder normally receives the redemption proceeds on the next business day. When a Fund sells securities, however, the settlement date, meaning the date it receives the sale proceeds, occurs up to three business days after the sale of securities. If a Fund must sell securities to pay redemption proceeds to a shareholder, it may need to borrow money on a temporary basis until it receives sale proceeds on the settlement date.

Under current law, the Funds may borrow only from banks. If the proposed amendments to the Funds' fundamental investment restrictions on borrowing are approved by Fund shareholders, the Investment Company, on behalf of the approving Funds, may apply to the SEC for an exemption from the prohibition on borrowing from another Fund or a fund of an affiliated investment company (an "Affiliated Fund"). There is no assurance that the SEC will grant the exemption. If the SEC does grant the exemption, each Fund covered by the application would be allowed to borrow from Affiliated Funds in accordance with the conditions in the SEC exemptive order. The Investment Company would borrow from an Affiliated Fund rather than a bank only when the borrowing Fund would pay a lower rate of interest than available through bank loans for comparable short-term investments. Before the Investment Company could file an exemptive application with the SEC, the Board of Directors would have to review the proposed borrowing program and determine that it would provide potential benefits to the Funds, including more flexibility in engaging in borrowing transactions and the possibility of borrowing in a more cost-effective manner.


Change #15.  Amend the fundamental restriction on making loans
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning making loans states:

      None of the Funds will make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value), or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan).

The proposed change would amend the restriction and retain it as fundamental:


      No Fund will lend assets to other persons (with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan), except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, which currently limit a Fund's lending to 33-1/3% of its total assets, or pursuant to any exemptive relief granted by the SEC.


If a Fund's shareholders approve the proposed change, the Directors intend to adopt an additional, non-fundamental investment policy regarding lending assets:

      No Fund will lend more than 10% of its assets.

Reason for change: The proposed fundamental restriction refers to the 1940 Act restriction on lending, allowing automatic updating if the requirement changes, and sets forth the restriction under current law. The non-fundamental policy will limit a Fund's borrowing and allow the Directors to update the lending restriction in response to investment experiences by the Funds and current market conditions.

Under current law, the Funds may not lend to other Funds. If the proposed amendments to the Funds' fundamental investment restrictions on making loans are approved by Fund shareholders, the Investment Company, on behalf of the approving Funds, may apply to the SEC for an exemption from the prohibition on lending to Affiliated Funds ("interfund lending"). There is no assurance that the SEC will grant the exemption. If the SEC does grant the exemption, each Fund covered by the application would be allowed to lend to Affiliated Funds to the extent set forth in the non-fundamental policy and in accordance with the conditions in the SEC exemptive order. Each Fund maintains a certain amount of cash in its portfolio in order to meet redemption requests as they occur, and the Funds invest this cash on a short-term basis. A Fund would lend assets to an affiliate only if it would receive a greater return than available under other short-term investments. Before the Investment Company could file an exemptive application with the SEC, the Board of Directors would have to review the proposed interfund lending program and master loan agreement, including risks to the Funds, and determine that interfund lending would provide potential benefits to the Funds, including more flexibility in engaging in lending transactions and the possibility of earning higher returns on short-term investments.

Change #16.  Eliminate the fundamental restriction on illiquid securities
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning illiquid securities states:

      None of the Funds will invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable.

The proposed change would eliminate the restriction as a fundamental policy.

If a Fund's shareholders approve the change, the Directors intend to adopt the following non-fundamental investment policy for the Fund:

      No Fund will invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors.

Reason for change: The 1940 Act does not require the Investment Company to adopt a fundamental policy on the purchase of illiquid securities. The Investment Company initially adopted the 10% restriction based on the requirements of certain state securities departments, which are no longer applicable to investment companies. Under the 1940 Act, a Fund's investment in illiquid securities is limited to 15% of total assets. The non-fundamental policy will allow the Directors to update the restriction in response to changes in applicable law, investment experiences by the Funds and current market conditions.


Change #17.  Eliminate the  fundamental  restriction  on purchase of oil and gas interests
--------------------------------------------------------------------------------


The Funds' current fundamental investment restriction concerning the purchase of oil and gas interests states:

      None of the Funds will purchase oil and gas interests, except that the Funds may purchase securities of issuers that invest in oil or gas interests.

The proposed change would eliminate the restriction.

Reason for change: The Funds do not have the authority to purchase oil and gas interests, so the restriction is unnecessary.

Change #18.  Eliminate the unnumbered sentence regarding the Money Market Fund
--------------------------------------------------------------------------------


Immediately following the list of current fundamental investment restrictions, a sentence sets forth certain securities that the Money Market Fund may not purchase. This sentence, although not numbered, might be considered a fundamental restriction, and the Investment Company is requesting shareholder approval of its deletion. The sentence states:

      The Money Market Fund will not purchase equity securities, voting securities, local or state government securities, or corporate debt or other than those types of securities specifically mentioned in its investment objectives.

The proposed change would eliminate the restriction.

Reason for change: The 1940 Act and Rule 2a-7 thereunder restrict the investments that the Money Market Fund may make, and the current discussion is confusing and unnecessary.


Required Vote for Proposal 2, Changes #1-#18. The shares of each Fund will vote separately on each proposed change #1-#17 to the Fund's fundamental investment restrictions. Only the shares of the Money Market Fund will vote on Change #18. Approval by a Fund of a proposed change requires the affirmative vote of a majority of the outstanding shares of that Fund. The approval of any one proposed change for a Fund is not conditioned on any other proposed change being approved by the Fund's shareholders or shareholders of other Funds. The Directors of the Investment Company recommend that the shareholders of each Fund vote FOR this Proposal 2, Changes #1 through #17 and that the shareholders of the Money Market Fund vote FOR Change #18.


--------------------------------------------------------------------------------
 Proposal 3.  Ratify Selection of Arthur Andersen LLP as Independent
              Accountants
--------------------------------------------------------------------------------

The Board of Directors, including a majority of the Directors who are not interested persons of the Investment Company, has selected the firm of Arthur Andersen LLP, independent certified public accountants ("Arthur Andersen"), to audit the financial statements of the Investment Company Funds for the year ending December 31, 2000. Arthur Andersen also acts as independent certified public accountants for the Insurance Company and its subsidiaries, including the Adviser.

The Investment Company's independent accountants audit the Investment Company's annual financial statements and provide tax services. Arthur Andersen does not provide consulting services for the Investment Company, the Insurance

Company or any of its subsidiaries. Representatives of Arthur Andersen are not expected to be present at the Meeting, but they will have the opportunity to make a statement if they so desire and will be available if any matter requiring their presence arises at the Meeting.

Required Vote. Ratification of the selection of Arthur Andersen LLP as independent accountants requires the approval of a majority of the Investment Company Fund shares voting at the Meeting. The Directors of the Investment Company recommend that the shareholders of each Fund vote FOR this Proposal 3.

--------------------------------------------------------------------------------
Proposal 4. Amend the Investment Objective of the Aggressive Equity Fund
--------------------------------------------------------------------------------

The investment objective for the Aggressive Equity Fund reads:

      The investment objective of the Aggressive Equity Fund is capital appreciation, by investing approximately 50% of its assets in growth stocks and approximately 50% of its assets in value stocks.

The Directors recommend that the shareholders of the Aggressive Equity Fund amend the Fund's investment objective to read as follows:

      The investment objective of the Aggressive Equity Fund is capital appreciation.

Currently, the percentage of the Fund's assets invested in growth stocks or value stocks ranges between 40% and 60% of the Fund's assets invested in equity securities. Upon approval of this Proposal, the Adviser will determine the percentage of the Fund's equity securities invested at any time in growth stocks or value stocks based on current market conditions and the securities that meet the Adviser's criteria for investment by the Fund.

The Investment Company considers that flexibility in the composition of the Aggressive Equity Fund's portfolio will be in the best interests of the shareholders. The performance of growth stocks at times exceeds that of value stocks, and at other times value stocks may outperform growth stocks. The revised investment objective will permit the Adviser to seek to maximize the Fund's capital appreciation.

Required Vote. Approval of the amendment to the Aggressive Equity Fund's investment objective requires the affirmative vote of a majority of the outstanding shares of the Fund. The Directors of the Investment Company recommend that the shareholders of the Aggressive Equity Fund vote FOR this Proposal 4.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

Other Business to Come Before the Meeting. The Board does not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, however, proxy cards that do not contain specific instructions to the contrary will be voted on the additional matters in accordance with the judgment of the persons designated in the proxy cards to serve as proxies.

Proposals of Shareholders. Any shareholders who wish to submit any proposal for inclusion in a proxy statement for a shareholder meeting that takes place after the Meeting should send their written proposals to the Secretary of the Investment Company, 320 Park Avenue, New York, New York 10022 within a reasonable time before the solicitation of proxies for the next shareholders meeting. Even if a shareholder submits a proposal on a timely basis, the inclusion of the proposal in the Investment Company's proxy statement is not guaranteed.

Payment of Costs Related to the Meeting. The costs of preparing, printing and delivering the Notice of Special Meeting, Proxy Statement and proxy cards to the shareholders, namely the Insurance Company and American Life, are chargeable to the Investment Company. Mutual of America Capital Management Corporation, the Adviser for the Investment Company, however, voluntarily reimburses the expenses of the Funds of the Investment Company other than the Funds' investment advisory fees and portfolio transactions costs.

The Insurance Company and American Life will bear the costs of forwarding to their participants the Notice of Special Meeting and Proxy Statement of the Investment Company, along with their voting instructions cards, and of tabulating the votes they will cast at the Meeting based on voting instructions they have received from their participants.



                                                                January 13, 2000

                                                                       EXHIBIT A

                  PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental. A Fund may not change these policies unless a majority of the outstanding voting shares of the Fund approves the change. No Fund will:

1. underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

2.    purchase physical commodities or contracts involving physical commodities;

3. based on its investments in individual issuers, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies; in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4. based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund;

5. issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6. invest more than 25% of its assets in the securities of issuers in one industry, other than U.S. Government Securities, except that the Money Market Fund may invest more than 25% of its total assets in the financial services industry;

7. purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8. borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund's borrowing to 331/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days; or

9. lend assets to other persons (with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan), except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, which currently limit a Fund's lending to 331/3% of its total assets, or pursuant to any exemptive relief granted by the SEC.

                                                                       EXHIBIT B

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of the affected Fund(s) approves the change. None of the Funds will:

1. purchase or sell options or futures except those listed on a domestic exchange;

2. trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities;

3. make an investment in order to exercise control of management over a company (either singly or together with other Funds);

4. underwrite the securities of other companies, including purchasing securities that are restricted under the Securities Act of 1933 ("1933 Act") or rules or regulations issued under the 1933 Act (restricted securities cannot be sold publicly until they are registered under the 1933 Act);

5. make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

6.    purchase commodities or commodities contracts;

7. with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one bank), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities (see the caption entitled "The Money Market Fund" in the Prospectus for more restrictive policies relating to that fund);

8. with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

9. issue senior securities except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities);

10. make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except for the Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund, each of which may invest up to 75% of its total assets in the electric, gas and/or telephone utilities industries, as described under the caption "Investment Objectives and Policies of the Funds--The Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund" in the Prospectus;

11. purchase real estate or mortgages directly. The All America and Aggressive Equity Funds may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, and the Bond Fund, the Short-Term Bond Fund and the Mid-Term Bond Fund may each buy mortgage-backed debt issues;

12. invest more than 5% of its total assets in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of a Fund's total assets;

13. purchase any security on margin or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a fund's total assets at market value;

14. make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value), or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan);

15. invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable; or

16. purchase oil and gas interests, except that the Funds may purchase securities of issuers that invest in oil or gas interests.

The Money Market Fund will not purchase equity securities, voting securities, local or state government securities, or corporate debt or other than those types of securities specifically mentioned in its investment objectives.

                                                                       EXHIBIT C

                  PROPOSED NON-FUNDAMENTAL INVESTMENT POLICIES

Below are the non-fundamental investment policies that the Board of Directors of the Investment Company intends to adopt for the Funds whose shareholders approve the proposed amendments to the Funds' fundamental investment restrictions.

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed under the 1940 Act and related rules and interpretations or other regulatory authorities. No Fund will:

1. purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2. invest in foreign exchange nor invest more than 25% of its total assets in securities of foreign issuers and American Depository Receipts (ADRs);

3. invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4. make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5. if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6. invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7. purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8. borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.   lend more than 10% of its assets;

10. invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11.   invest more than 5% of its total assets in equipment trust certificates;*

12. invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;*

13. purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;*

14. invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;*

15.   invest more than 5% of its assets in warrants*; or

16.   invest more than 10% of its assets in preferred stock.*

----------
* The Investment Company's Statement of Additional Information, dated May 1, 1999, describes these policies as current intentions of the Funds, and the Board intends to adopt them as non-fundamental investment policies.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY
320 Park Avenue
New York, New York 10022-6839



                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                   320 Park Avenue, New York, New York 10022

            Special Meeting of Shareholders--February 28, 2000, 2:30 p.m.

         This proxy is solicited on behalf of the Board of Directors of Mutual of America Investment Corporation ("Investment Company"). The undersigned hereby appoints Patrick A. Burns and Stanley M. Lenkowicz and each of them (with power of substitution) to attend the Special Meeting of Shareholders, and all adjournments thereof, and to vote all shares of common stock of the Investment Company held of record. The Proposals to be voted on are discussed in the Notice of Special Meeting and Proxy Statement, each dated January 13, 2000. The Board of Directors recommends a vote "FOR" each Proposal and for each nominee for director.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                         MUTAGR
--------------------------------------------------------------------------------
MUTUAL OF AMERICA INVESTMENT CORPORATION


        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MUTUAL OF AMERICA INVESTMENT CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Vote On Proposals

1. To Elect a Board of Directors:
                                                       For     Withhold  For All
                                                       All       All      Except
   1. Manfred Altstadt                                 [ ]       [ ]       [ ]
   2. Peter J. Flanagan
   3. Robert J. McGuire
   4. George Mertz
   5. Dolores J. Morrissey
   6. Howard J. Nolan


                      ----------------------------------------------------------
                      To withhold authority to vote for a nominee, mark "For All Except" and write the nominee's number on the line above.


2. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental:

                                                  For All
                                                 Except as   Against   Abstain
                                                Noted Below    All       All
   Changes Proposed                                 [ ]        [ ]       [ ]
   1.  Options and futures
   2.  Foreign securities
   3.  Exercise of control
   4.  Underwriting securities
   5.  Making short sales
   6.  Commodities
   7.  Issuer diversification
   8.  Voting securities
   9.  Senior securities
   10. Industry concentration
   11. Real estate and mortgages
   12. Investment company securities
   13. Purchasing on margin
   14. Borrowing money
   15. Lending Fund assets
   16. Illiquid securities
   17. Oil and gas interests
   18. Money Market Fund

                       ---------------------------------------------------------
                       To vote against any Change, mark "For All Except as Noted Below" and write the Change's letter on the line above.

                                                        For    Against   Abstain

3. To ratify  the  Board's  selection  of  Arthur
   Andersen  LLP as  independent accountants            [ ]      [ ]       [ ]


4. To approve a revised investment  objective
   for the Aggressive Equity Fund                       [ ]      [ ]       [ ]

5. To transact any other business before Meeting

--------------------------------------------
Signature                               Date

THE AMERICAN LIFE INSURANCE
COMPANY OF NEW YORK
320 Park Avenue
New York, New York 10022-6839




                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                   320 Park Avenue, New York, New York 10022

            Special Meeting of Shareholders--February 28, 2000, 2:30 p.m.

         This proxy is solicited on behalf of the Board of Directors of Mutual of America Investment Corporation ("Investment Company"). The undersigned hereby appoints Patrick A. Burns and Stanley M. Lenkowicz and each of them (with power of substitution) to attend the Special Meeting of Shareholders, and all adjournments thereof, and to vote all shares of common stock of the Investment Company held of record. The Proposals to be voted on are discussed in the Notice of Special Meeting and Proxy Statement, each dated January 13, 2000. The Board of Directors recommends a vote "FOR" each Proposal and for each nominee for director.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                         MUTAL1
--------------------------------------------------------------------------------
MUTUAL OF AMERICA INVESTMENT CORPORATION


        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MUTUAL OF AMERICA INVESTMENT CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Vote On Proposals

1. To Elect a Board of Directors:
                                                       For     Withhold  For All
                                                       All       All      Except
   1. Manfred Altstadt                                 [ ]       [ ]       [ ]
   2. Peter J. Flanagan
   3. Robert J. McGuire
   4. George Mertz
   5. Dolores J. Morrissey
   6. Howard J. Nolan


                      ----------------------------------------------------------
                      To withhold authority to vote for a nominee, mark "For All Except" and write the nominee's number on the line above.


2. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental:

                                                  For All
                                                 Except as   Against   Abstain
                                                Noted Below    All       All
   Changes Proposed                                 [ ]        [ ]       [ ]
   1.  Options and futures
   2.  Foreign securities
   3.  Exercise of control
   4.  Underwriting securities
   5.  Making short sales
   6.  Commodities
   7.  Issuer diversification
   8.  Voting securities
   9.  Senior securities
   10. Industry concentration
   11. Real estate and mortgages
   12. Investment company securities
   13. Purchasing on margin
   14. Borrowing money
   15. Lending Fund assets
   16. Illiquid securities
   17. Oil and gas interests
   18. Money Market Fund

                       ---------------------------------------------------------
                       To vote against any Change, mark "For All Except as Noted Below" and write the Change's letter on the line above.

                                                        For    Against   Abstain

3. To ratify  the  Board's  selection  of  Arthur
   Andersen  LLP as  independent accountants            [ ]      [ ]       [ ]


4. To approve a revised investment  objective
   for the Aggressive Equity Fund                       [ ]      [ ]       [ ]

5. To transact any other business before Meeting

--------------------------------------------
Signature                               Date

             [Letterhead of Mutual of America Life Insurance Company
        Diane M. Aramony, Senior Vice President, Corporate Secretary and
                           Assistant to the Chairman]



January 20, 2000


To: Participants and Contractholders (Participants) who have allocated any portion of their Account Balance to one or more of the Mutual of America Investment Corporation Funds in our Separate Accounts No. 1 or No. 2

Mutual of America Investment Corporation (the "Investment Company") has scheduled a meeting of shareholders for February 28, 2000 (the "Meeting"). The Investment Company is a mutual fund, and its Board of Directors has determined the matters to be voted on at the Meeting.


Mutual of America Life Insurance Company is the record owner of Investment Company Fund shares and will vote at the Meeting. At December 21, 1999 (the record date for the Meeting), you had allocated your Account Balance to one or more of the Investment Company Funds of Mutual of America's Separate Account No. 1 or Separate Account No. 2. As a result, you have the right to instruct us on how we should vote the Investment Company Fund shares we own which are attributable to your Account Balance.


We will vote 100% of the Investment Company Fund shares held by our Separate Accounts. Our vote will be based proportionately on voting instructions we have received from participants in the Separate Account Investment Company Funds. If you do not give us voting instructions, we will vote the Investment Company Fund shares attributable to your Account Balance in accordance with the voting instructions we have received from other participants.

Your vote is important to us. We have enclosed for your review a Notice of Special Meeting of Shareholders and a Proxy Statement from the Investment Company, along with a Voting Instruction Card for each Fund where you have any Account Balance, and a pre-addressed, postage paid envelope for returning the Card(s). If you have more than one contract with us, you will receive separate Cards for each contract. Please give us your voting instructions in any of these ways:

o completing, signing and returning the Voting Instruction Card(s) in the envelope provided,

o     calling 1-800-690-6903 on a touch-tone phone, or

o     using  the   proxy   service   organization's   Internet   web  site,   at
      www.proxyvote.com.

We must receive your voting instructions no later than February 25, 2000 in order to have time to include them in the tabulation of our votes. If you have questions about the matters to be voted on at the Meeting, please refer to the Proxy Statement or call your Mutual of America representative, at 1-800-468-3785.

Sincerely,


/s/ Diane M. Aramony

        [Letterhead of the American Life Insurance Company of New York]

January 20, 2000


To: Participants, Contractholders and Policyowners ("Participants") who have allocated any portion of their Account Balance to one or more of the Mutual of America Investment Corporation Funds in our Separate Accounts No. 1, No. 2 or No. 3

Mutual of America Investment Corporation (the "Investment Company") has scheduled a meeting of shareholders for February 28, 2000 (the "Meeting"). The Investment Company is a mutual fund, and its Board of Directors has determined the matters to be voted on at the Meeting.


The  American  Life  Insurance  Company  of New  York  is the  record  owner  of
Investment Company Fund shares and will vote at the Meeting. At December 21, 1999 (the record date for the Meeting), you had allocated your Account Balance to one or more of the Investment Company Funds of American Life's Separate Account No. 1, Separate Account No. 2 or Separate Account No. 3. As a result, you have the right to instruct us on how we should vote the Investment Company Fund shares we own which are attributable to your Account Balance.


We will vote 100% of the Investment Company Fund shares held by our Separate Accounts. Our vote will be based proportionately on voting instructions we have received from participants in the Separate Account Investment Company Funds. If you do not give us voting instructions, we will vote the Investment Company Fund shares attributable to your Account Balance in accordance with the voting instructions we have received from other participants.

Your vote is important to us. We have enclosed for your review a Notice of Special Meeting of Shareholders and a Proxy Statement from the Investment Company, along with a Voting Instruction Card for each Fund where you have any Account Balance, and a pre-addressed, postage paid envelope for returning the Card(s). If you have more than one contract with us, you will receive separate Cards for each contract. Please give us your voting instructions in any of these ways:

o completing, signing and returning the Voting Instruction Card(s) in the envelope provided,

o     calling 1-800-690-6903 on a touch-tone phone, or

o     using  the   proxy   service   organization's   Internet   web  site,   at
      www.proxyvote.com.

We must receive your voting instructions no later than February 25, 2000 in order to have time to include them in the tabulation of our votes. If you have questions about the matters to be voted on at the Meeting, please refer to the Proxy Statement or call your American Life representative, at 1-800-872-5963.

Sincerely,


/s/ Diane M. Aramony


Diane M. Aramony
Senior Vice President
and Corporate Secretary

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY
320 Park Avenue
New York, NY 10022-6839

                   [EQUITY INDEX, ALL AMERICA, MID-CAP EQUITY
                      INDEX, COMPOSITE, BOND, MID-TERM BOND
                           AND SHORT-TERM BOND FUNDS]

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

             Voting Instruction Card Solicited By Mutual of America

         As a contractholder or participant who holds accumulation unit values in a Separate Account Fund of Mutual of America that invests in the Fund named above and who is entitled to give instructions on how to vote shares of the Fund held by the Separate Account, I instruct Mutual of America to vote, at the Special Meeting of Shareholders of the Fund scheduled for February 28, 2000 and at any adjournment thereof, all shares of the named Fund attributable to my contract or interest therein ("attributed Shares") as I direct below or by telephone or Internet. I acknowledge receipt of the Investment Corporation's Notice of Special Meeting and Proxy Statement, dated January 13, 2000.

         If you sign below but leave the Card blank, Mutual of America will vote the attributed Shares FOR all matters. If you do not give voting instructions, we will vote the attributed Shares in proportion to the voting instructions we receive from others in your Separate Account.


  -To vote by mail, sign below exactly as your name appears above and return the Card in the envelope provided
  -To vote by touch-tone phone, call 1-800-690-6903
  -To vote by Internet, use web site www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          MUTAM2
--------------------------------------------------------------------------------
[EQUITY INDEX, ALL AMERICA, MID-CAP EQUITY
INDEX, COMPOSITE, BOND, MID-TERM BOND
AND SHORT-TERM BOND FUNDS]
MUTUAL OF AMERICA INVESTMENT CORPORATION


        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MUTUAL OF AMERICA INVESTMENT CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Vote On Proposals

1. To Elect a Board of Directors:
                                                       For     Withhold  For All
                                                       All       All     Except
   1. Manfred Altstadt                                 [ ]       [ ]       [ ]
   2. Peter J. Flanagan
   3. Robert J. McGuire
   4. George Mertz
   5. Dolores J. Morrissey
   6. Howard J. Nolan

                      ----------------------------------------------------------
                      To withhold authority to vote for a nominee, mark "For All Except" and write the nominee's number on the line above.


2. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental:

                                                  For All
                                                 Except as   Against   Abstain
                                                Noted Below    All       All
   Changes Proposed                                 [ ]        [ ]       [ ]
   1.  Options and futures
   2.  Foreign securities
   3.  Exercise of control
   4.  Underwriting securities
   5.  Making short sales
   6.  Commodities
   7.  Issuer diversification
   8.  Voting securities
   9.  Senior securities
   10. Industry concentration
   11. Real estate and mortgages
   12. Investment company securities
   13. Purchasing on margin
   14. Borrowing money
   15. Lending Fund assets
   16. Illiquid securities
   17. Oil and gas interests

                       ---------------------------------------------------------
                       To vote against any Change, mark "For All Except as Noted Below" and write the Change's letter on the line above.

If you mark "For All Except as Noted Below" and specify Changes you want to vote against, you must return this Voting Instruction Card by mail--you may not vote by telephone or Internet.

                                                        For    Against   Abstain

3. To ratify the Board's selection of Arthur
   Andersen LLP as independent accountants              [ ]      [ ]       [ ]


4. Not Applicable


5. To transact any other business before Meeting        [ ]      [ ]       [ ]

--------------------------------------------
Signature                               Date

--------------------------------------------
Signature (Joint Owner)                 Date

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY
320 Park Avenue
New York, NY 10022-6839


                             AGGRESSIVE EQUITY FUND

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

             Voting Instruction Card Solicited By Mutual of America

         As a contractholder or participant who holds accumulation unit values in a Separate Account Fund of Mutual of America that invests in the Fund named above and who is entitled to give instructions on how to vote shares of the Fund held by the Separate Account, I instruct Mutual of America to vote, at the Special Meeting of Shareholders of the Fund scheduled for February 28, 2000 and at any adjournment thereof, all shares of the named Fund attributable to my contract or interest therein ("attributed Shares") as I direct below or by telephone or Internet. I acknowledge receipt of the Investment Corporation's Notice of Special Meeting and Proxy Statement, dated January 13, 2000.

         If you sign below but leave the Card blank, Mutual of America will vote the attributed Shares FOR all matters. If you do not give voting instructions, we will vote the attributed Shares in proportion to the voting instructions we receive from others in your Separate Account.


  -To vote by mail, sign below exactly as your name appears above and return the Card in the envelope provided
  -To vote by touch-tone phone, call 1-800-690-6903
  -To vote by Internet, use web site www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          MUTAM3
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY FUND
MUTUAL OF AMERICA INVESTMENT CORPORATION


        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MUTUAL OF AMERICA INVESTMENT CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Vote On Proposals

1. To Elect a Board of Directors:
                                                       For     Withhold  For All
                                                       All       All     Except
   1. Manfred Altstadt                                 [ ]       [ ]       [ ]
   2. Peter J. Flanagan
   3. Robert J. McGuire
   4. George Mertz
   5. Dolores J. Morrissey
   6. Howard J. Nolan


                      ----------------------------------------------------------
                      To withhold authority to vote for a nominee, mark "For All Except" and write the nominee's number on the line above.


2. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental:

                                                  For All
                                                 Except as   Against   Abstain
                                                Noted Below    All       All
   Changes Proposed                                 [ ]        [ ]       [ ]
   1.  Options and futures
   2.  Foreign securities
   3.  Exercise of control
   4.  Underwriting securities
   5.  Making short sales
   6.  Commodities
   7.  Issuer diversification
   8.  Voting securities
   9.  Senior securities
   10. Industry concentration
   11. Real estate and mortgages
   12. Investment company securities
   13. Purchasing on margin
   14. Borrowing money
   15. Lending Fund assets
   16. Illiquid securities
   17. Oil and gas interests

                       ---------------------------------------------------------
                       To vote against any Change, mark "For All Except as Noted Below" and write the Change's letter on the line above.

If you mark "For All Except as Noted Below" and specify Changes you want to vote against, you must return this Voting Instruction Card by mail--you may not vote by telephone or Internet.

                                                        For    Against   Abstain

3. To ratify the Board's selection of Arthur
   Andersen LLP as independent accountants              [ ]      [ ]       [ ]


4. To approve a revised investment objective
   for the Aggressive Equity Fund                       [ ]      [ ]       [ ]


5. To transact any other business before Meeting        [ ]      [ ]       [ ]

--------------------------------------------
Signature                               Date

--------------------------------------------
Signature (Joint Owner)                 Date

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY
320 Park Avenue
New York, NY 10022-6839


                                MONEY MARKET FUND

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

             Voting Instruction Card Solicited By Mutual of America

         As a contractholder or participant who holds accumulation unit values in a Separate Account Fund of Mutual of America that invests in the Fund named above and who is entitled to give instructions on how to vote shares of the Fund held by the Separate Account, I instruct Mutual of America to vote, at the Special Meeting of Shareholders of the Fund scheduled for February 28, 2000 and at any adjournment thereof, all shares of the named Fund attributable to my contract or interest therein ("attributed Shares") as I direct below or by telephone or Internet. I acknowledge receipt of the Investment Corporation's Notice of Special Meeting and Proxy Statement, dated January 13, 2000.

         If you sign below but leave the Card blank, Mutual of America will vote the attributed Shares FOR all matters. If you do not give voting instructions, we will vote the attributed Shares in proportion to the voting instructions we receive from others in your Separate Account.


  -To vote by mail, sign below exactly as your name appears above and return the Card in the envelope provided
  -To vote by touch-tone phone, call 1-800-690-6903
  -To vote by Internet, use web site www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          MUTAM4
--------------------------------------------------------------------------------
MONEY MARKET FUND
MUTUAL OF AMERICA INVESTMENT CORPORATION


        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MUTUAL OF AMERICA INVESTMENT CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Vote On Proposals

1. To Elect a Board of Directors:
                                                       For     Withhold  For All
                                                       All       All     Except
   1. Manfred Altstadt                                 [ ]       [ ]       [ ]
   2. Peter J. Flanagan
   3. Robert J. McGuire
   4. George Mertz
   5. Dolores J. Morrissey
   6. Howard J. Nolan


                      ----------------------------------------------------------
                      To withhold authority to vote for a nominee, mark "For All Except" and write the nominee's number on the line above.


2. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental:

                                                  For All
                                                 Except as   Against   Abstain
                                                Noted Below    All       All
   Changes Proposed                                 [ ]        [ ]       [ ]
   1.  Options and futures
   2.  Foreign securities
   3.  Exercise of control
   4.  Underwriting securities
   5.  Making short sales
   6.  Commodities
   7.  Issuer diversification
   8.  Voting securities
   9.  Senior securities
   10. Industry concentration
   11. Real estate and mortgages
   12. Investment company securities
   13. Purchasing on margin
   14. Borrowing money
   15. Lending Fund assets
   16. Illiquid securities
   17. Oil and gas interests
   18. Money Market Fund

                       ---------------------------------------------------------
                       To vote against any Change, mark "For All Except as Noted Below" and write the Change's letter on the line above.

If you mark "For All Except as Noted Below" and specify Changes you want to vote against, you must return this Voting Instruction Card by mail--you may not vote by telephone or Internet.

                                                        For    Against   Abstain

3. To ratify the Board's selection of Arthur
   Andersen LLP as independent accountants              [ ]      [ ]       [ ]


4. Not Applicable


5. To transact any other business before Meeting        [ ]      [ ]       [ ]

--------------------------------------------
Signature                               Date

--------------------------------------------
Signature (Joint Owner)                 Date

THE AMERICAN LIFE
INSURANCE COMPANY OF NEW YORK
320 Park Avenue
New York, NY 10022-6839


                   [EQUITY INDEX, ALL AMERICA, MID-CAP EQUITY
                      INDEX, COMPOSITE, BOND, MID-TERM BOND
                           AND SHORT-TERM BOND FUNDS]

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

             Voting Instruction Card Solicited By American Life

         As a contractholder, participant or policyowner who holds accumulation unit values in a Separate Account Fund of American Life that invests in the Fund named above and who is entitled to give instructions on how to vote shares of the Fund held by the Separate Account, I instruct American Life to vote, at the Special Meeting of Shareholders of the Fund scheduled for February 28, 2000 and at any adjournment thereof, all shares of the named Fund attributable to my contract or interest therein ("attributed Shares") as I direct below or by telephone or Internet. I acknowledge receipt of the Investment Corporation's Notice of Special Meeting and Proxy Statement, dated January 13, 2000.

         If you sign below but leave the Card blank, American Life will vote the attributed Shares FOR all matters. If you do not give voting instructions, we will vote the attributed Shares in proportion to the voting instructions we receive from others in your Separate Account.


  -To vote by mail, sign below exactly as your name appears above and return the Card in the envelope provided
  -To vote by touch-tone phone, call 1-800-690-6903
  -To vote by Internet, use web site www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          MUTAL2
--------------------------------------------------------------------------------
[EQUITY INDEX, ALL AMERICA, MID-CAP EQUITY
INDEX, COMPOSITE, BOND, MID-TERM BOND
AND SHORT-TERM BOND FUNDS]
MUTUAL OF AMERICA INVESTMENT CORPORATION


        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MUTUAL OF AMERICA INVESTMENT CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Vote On Proposals

1. To Elect a Board of Directors:
                                                       For     Withhold  For All
                                                       All       All     Except
   1. Manfred Altstadt                                 [ ]       [ ]       [ ]
   2. Peter J. Flanagan
   3. Robert J. McGuire
   4. George Mertz
   5. Dolores J. Morrissey
   6. Howard J. Nolan

                      ----------------------------------------------------------
                      To withhold authority to vote for a nominee, mark "For All Except" and write the nominee's number on the line above.

2. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental:

                                                  For All
                                                 Except as   Against   Abstain
                                                Noted Below    All       All
   Changes Proposed                                 [ ]        [ ]       [ ]
   1.  Options and futures
   2.  Foreign securities
   3.  Exercise of control
   4.  Underwriting securities
   5.  Making short sales
   6.  Commodities
   7.  Issuer diversification
   8.  Voting securities
   9.  Senior securities
   10. Industry concentration
   11. Real estate and mortgages
   12. Investment company securities
   13. Purchasing on margin
   14. Borrowing money
   15. Lending Fund assets
   16. Illiquid securities
   17. Oil and gas interests
                       ---------------------------------------------------------
                       To vote against any Change, mark "For All Except as Noted Below" and write the Change's letter on the line above.

If you mark "For All Except as Noted Below" and specify Changes you want to vote against, you must return this Voting Instruction Card by mail--you may not vote by telephone or Internet.

                                                        For    Against   Abstain

3. To ratify the Board's selection of Arthur
   Andersen LLP as independent accountants              [ ]      [ ]       [ ]


4. Not Applicable


5. To transact any other business before Meeting        [ ]      [ ]       [ ]

--------------------------------------------
Signature                               Date

--------------------------------------------
Signature (Joint Owner)                 Date

THE AMERICAN LIFE
INSURANCE COMPANY OF NEW YORK
320 Park Avenue
New York, NY 10022-6839


                             AGGRESSIVE EQUITY FUND

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

             Voting Instruction Card Solicited By American Life

         As a contractholder, participant or policyowner who holds accumulation unit values in a Separate Account Fund of American Life that invests in the Fund named above and who is entitled to give instructions on how to vote shares of the Fund held by the Separate Account, I instruct American Life to vote, at the Special Meeting of Shareholders of the Fund scheduled for February 28, 2000 and at any adjournment thereof, all shares of the named Fund attributable to my contract or interest therein ("attributed Shares") as I direct below or by telephone or Internet. I acknowledge receipt of the Investment Corporation's Notice of Special Meeting and Proxy Statement, dated January 13, 2000.

         If you sign below but leave the Card blank, American Life will vote the attributed Shares FOR all matters. If you do not give voting instructions, we will vote the attributed Shares in proportion to the voting instructions we receive from others in your Separate Account.


  -To vote by mail, sign below exactly as your name appears above and return the Card in the envelope provided
  -To vote by touch-tone phone, call 1-800-690-6903
  -To vote by Internet, use web site www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          MUTAL3
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY FUND
MUTUAL OF AMERICA INVESTMENT CORPORATION


        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MUTUAL OF AMERICA INVESTMENT CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Vote On Proposals

1. To Elect a Board of Directors:
                                                       For     Withhold  For All
                                                       All       All     Except
   1. Manfred Altstadt                                 [ ]       [ ]       [ ]
   2. Peter J. Flanagan
   3. Robert J. McGuire
   4. George Mertz
   5. Dolores J. Morrissey
   6. Howard J. Nolan


                      ----------------------------------------------------------
                      To withhold authority to vote for a nominee, mark "For All Except" and write the nominee's number on the line above.


2. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental:

                                                  For All
                                                 Except as   Against   Abstain
                                                Noted Below    All       All
   Changes Proposed                                 [ ]        [ ]       [ ]
   1.  Options and futures
   2.  Foreign securities
   3.  Exercise of control
   4.  Underwriting securities
   5.  Making short sales
   6.  Commodities
   7.  Issuer diversification
   8.  Voting securities
   9.  Senior securities
   10. Industry concentration
   11. Real estate and mortgages
   12. Investment company securities
   13. Purchasing on margin
   14. Borrowing money
   15. Lending Fund assets
   16. Illiquid securities
   17. Oil and gas interests

                       ---------------------------------------------------------
                       To vote against any Change, mark "For All Except as Noted Below" and write the Change's letter on the line above.

If you mark "For All Except as Noted Below" and specify Changes you want to vote against, you must return this Voting Instruction Card by mail--you may not vote by telephone or Internet.

                                                        For    Against   Abstain

3. To ratify the Board's selection of Arthur
   Andersen LLP as independent accountants              [ ]      [ ]       [ ]


4. To approve a revised investment objective
   for the Aggressive Equity Fund                       [ ]      [ ]       [ ]


5. To transact any other business before Meeting        [ ]      [ ]       [ ]

--------------------------------------------
Signature                               Date

--------------------------------------------
Signature (Joint Owner)                 Date

THE AMERICAN LIFE
INSURANCE COMPANY OF NEW YORK
320 Park Avenue
New York, NY 10022-6839


                                MONEY MARKET FUND

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

             Voting Instruction Card Solicited By American Life

         As a contractholder, participant or policyowner who holds accumulation unit values in a Separate Account Fund of American Life that invests in the Fund named above and who is entitled to give instructions on how to vote shares of the Fund held by the Separate Account, I instruct American Life to vote, at the Special Meeting of Shareholders of the Fund scheduled for February 28, 2000 and at any adjournment thereof, all shares of the named Fund attributable to my contract or interest therein ("attributed Shares") as I direct below or by telephone or Internet. I acknowledge receipt of the Investment Corporation's Notice of Special Meeting and Proxy Statement, dated January 13, 2000.

         If you sign below but leave the Card blank, American Life will vote the attributed Shares FOR all matters. If you do not give voting instructions, we will vote the attributed Shares in proportion to the voting instructions we receive from others in your Separate Account.


  -To vote by mail, sign below exactly as your name appears above and return the Card in the envelope provided
  -To vote by touch-tone phone, call 1-800-690-6903
  -To vote by Internet, use web site www.proxyvote.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                          MUTAL4
--------------------------------------------------------------------------------
MUTUAL OF AMERICA INVESTMENT CORPORATION
MONEY MARKET FUND


        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE MUTUAL OF AMERICA INVESTMENT CORPORATION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

Vote On Proposals

1. To Elect a Board of Directors:
                                                       For     Withhold  For All
                                                       All       All     Except
   1. Manfred Altstadt                                 [ ]       [ ]       [ ]
   2. Peter J. Flanagan
   3. Robert J. McGuire
   4. George Mertz
   5. Dolores J. Morrissey
   6. Howard J. Nolan

                      ----------------------------------------------------------
                      To withhold authority to vote for a nominee, mark "For All Except" and write the nominee's number on the line above.


2. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) revise the language of those restrictions that are still required to be fundamental:

                                                  For All
                                                 Except as   Against   Abstain
                                                Noted Below    All       All
   Changes Proposed                                 [ ]        [ ]       [ ]
   1.  Options and futures
   2.  Foreign securities
   3.  Exercise of control
   4.  Underwriting securities
   5.  Making short sales
   6.  Commodities
   7.  Issuer diversification
   8.  Voting securities
   9.  Senior securities
   10. Industry concentration
   11. Real estate and mortgages
   12. Investment company securities
   13. Purchasing on margin
   14. Borrowing money
   15. Lending Fund assets
   16. Illiquid securities
   17. Oil and gas interests
   18. Money Market Fund

                       ---------------------------------------------------------
                       To vote against any Change, mark "For All Except as Noted Below" and write the Change's letter on the line above.

If you mark "For All Except as Noted Below" and specify Changes you want to vote against, you must return this Voting Instruction Card by mail--you may not vote by telephone or Internet.

                                                        For    Against   Abstain

3. To ratify the Board's selection of Arthur
   Andersen LLP as independent accountants              [ ]      [ ]       [ ]


4. Not Applicable

5. To transact any other business before Meeting        [ ]      [ ]       [ ]

--------------------------------------------
Signature                               Date

--------------------------------------------
Signature (Joint Owner)                 Date